SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 27, 2002

                              Dr. Protein.com, Inc.
                              ---------------------
             (Exact name of registrant as specified in its charter)

Delaware                         000-33487                           33-0954381
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(State or other           (Commission File Number)            (I.R.S. Employer
jurisdiction of                                             Identification No.)
incorporation or
organization)

1102 Buena Vista, San Clemente, California                                92672
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(Address of principal executive offices)                             (Zip Code)


       Registrant's telephone number, including area code: (949) 388-3402
                                                           --------------

           ----------------------------------------------------------
          (Former name or former address, if changed since last report)









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Item 5. Other Events and Regulation FD Disclosure.

On May 29, 2002, the Registrant appointed Courtney Koepsell as the Treasurer and a director of the Registrant. The Registrant believes that the addition of Ms. Koepsell will significantly enhance our ability to market and sell its products as Ms. Koepsell has significant experience in sales and marketing.

Item 6. Resignations of Registrant's Directors.

On May 27, 2002, John D. Muellerleile resigned as the Treasurer and a director of the Registrant. The resignation is not the result of any disagreement with the Registrant on any matter relating to the Registrant's operations, policies or practices. A copy of Mr. Muellerleile's resignation is filed as Exhibit 17.1 to this Form 8-K.


Index to Exhibits
-----------------

17.1     Resignation of John D. Muellerleile





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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                             Dr. Protein.com, Inc.


May 29, 2002                        By:   /s/ Michelle Mirrotto
                                          ---------------------------------
                                          Michelle Mirrotto, President